UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-3009
                                                     ---------------------

                             Columbia Funds Trust II
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-772-3698
                                                           -------------------

                  Date of fiscal year end: August 31, 2004
                                           ------------------

                  Date of reporting period: February 29, 2004
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                    COLUMBIA
                                 NEWPORT GREATER
                                   CHINA FUND

                                Semiannual Report
                                February 29, 2004


[photo of man and dog on beach]


[LOGO]:
COLUMBIAFUNDS

A MEMBER OF COLUMBIA MANAGEMENT GROUP

Table of Contents

Fund Profile ......................................... 1

Performance Information .............................. 2

Economic Update ...................................... 3

Portfolio Managers' Report ........................... 4

Financial Statements ................................. 6

   Investment Portfolio .............................. 7

   Statement of Assets and Liabilities ...............10

   Statement of Operations ...........................11

   Statements of Changes in Net Assets ...............12

   Notes to Financial Statements .....................14

   Financial Highlights ............................. 19

Important Information
About This Report ....................................23

Columbia Funds .......................................24


Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

NOT FDIC INSURED   MAY LOSE VALUE    NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS

                                             Columbia Newport Greater China Fund

DEAR SHAREHOLDER:
We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization will deliver additional research, management, and product capabilities to you.

There are no immediate changes planned for fund names, product lines, or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement will require the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We also want you to know that your fund's Board of Trustees has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

    o ELECTED AN INDEPENDENT TRUSTEE TO CHAIR THE TWELVE-PERSON BOARD. IN ADDITION, EACH COMMITTEE OF THE BOARD IS COMPRISED OF TRUSTEES WHO ARE COMPLETELY INDEPENDENT OF THE ADVISOR AND ITS AFFILIATES.

    o APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH BETTER ABLE TO MONITOR PERFORMANCE OF INDIVIDUAL FUNDS.

    o VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY A BOARD DESIGNATED COMMITTEE).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment and the performance of 15 Columbia funds. The "Economic Update" provides an overview of the investing environment during the past six months. The individual fund reports feature commentary from fund managers, followed by financial statements for each fund.

We hope that you will take time to read the reports of the funds you own and discuss them with your financial advisor if you have any questions. If you have any questions about your account, please feel free to call Columbia's shareholder services department at 800-345-6611.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

/s/ Thomas C. Theobald                      /s/ J. Kevin Connaughton

Thomas C. Theobald                          J. Kevin Connaughton
Chairman, Board of Trustees                 President, Columbia Funds


J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

Summary

o For the six-month period that ended February 29, 2004, the fund's class A shares returned 27.58% without sales charge.

o The fund's return was behind that of the MSCI China Index, but close to that of its secondary benchmark, the Hang Seng Stock Index. The fund also trailed the average return of its peer group, the Lipper China Region Funds Category.

o The fund's strong return was driven by investments in companies with the potential to benefit from a growing consumer society in Greater China. Certain investments in Hong Kong and Taiwan held back relative performance.

arrow up
Class A shares: +27.58%

arrow up
MSCI China Index: +43.07%



                                    Objective
                             Seeks long-term growth
                        of capital by investing primarily
                       in equity securities of companies
                             located in the Greater
                                  China Region

                                Total net assets
                                  $84.6 million

Morningstar style box: Style Growth/Quality Large

FUND PROFILE

                                             Columbia Newport Greater China Fund

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

Top 10 holdings as of 02/29/04 (%)

  China Mobile                  6.1
=====================================
  Beijing Datang
    Power Generation            4.4
=====================================
  Huaneng Power International   4.3
=====================================
  PetroChina                    4.0
=====================================
  Taiwan Semiconductor
    Manufacturing               3.9
=====================================
  Sun Hung Kai Properties       3.9
=====================================
  Chinatrust Financial Holdings 3.7
=====================================
  Henderson Land Development    3.6
=====================================
  Hong Kong & China Gas         3.5
=====================================
  Zhejiang Expressway           3.5
=====================================


Top 5 sectors as of 02/29/04 (%)

   Financials                  21.3
=====================================
   Industrials                 21.3
=====================================
   Telecommunication services  13.6
=====================================
   Utilities                   12.3
=====================================
   Information technology      12.1
=====================================


Sector breakdown and portfolio holdings are calculated as a percentage of net assets.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 02/29/2004.

Performance of a $10,000 investment
05/16/97 - 02/29/04 ($)


   sales charge: without       with
=====================================
   Class A       17,584       16,572
=====================================
   Class B       16,811       16,811
=====================================
   Class C       17,046       17,046
=====================================
   Class Z       18,373         n/a
=====================================



Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION

                                             Columbia Newport Greater China Fund

VALUE OF A $10,000 INVESTMENT 05/16/97 - 02/29/04

[mountain chart data]:


                     Class A               Class A                   MSCI
                     without                  with                  China
                sales charge          sales charge                  Index

05/1997           $10,000.00            $ 9,425.00                $10,000.00
                   13,418.00             12,646.50                  9,887.00
                   14,415.00             13,586.10                 10,108.50
                   15,104.00             14,235.50                 11,492.30
                   13,416.90             12,645.40                 12,170.40
                   13,701.30             12,913.50                 10,146.40
                   10,148.60              9,565.02                  8,498.65
                    9,630.99              9,077.20                  6,960.40
                    9,887.17              9,318.66                  6,754.37
                    7,778.24              7,330.99                  5,036.06
                   10,474.20              9,871.91                  6,822.85
                   10,346.40              9,751.47                  6,646.82
                    9,352.10              8,814.36                  5,962.20
                    7,943.68              7,486.91                  5,179.96
                    6,852.21              6,458.21                  4,372.40
                    5,963.48              5,620.58                  3,581.43
                    4,773.77              4,499.28                  2,611.22
                    6,287.05              5,925.55                  3,739.53
                    7,770.17              7,323.38                  4,111.99
                    8,049.12              7,586.29                  4,242.75
                    7,892.16              7,438.36                  3,892.73
                    7,096.63              6,688.57                  3,169.07
                    6,968.18              6,567.51                  3,034.70
                    7,755.58              7,309.64                  3,447.12
                    8,999.58              8,482.10                  4,312.69
                    8,817.79              8,310.77                  4,323.04
                   10,867.00             10,242.20                  6,347.95
                   10,335.60              9,741.34                  5,555.09
                   10,578.50              9,970.27                  5,510.65
                    9,986.13              9,411.93                  5,290.22
                   10,365.60              9,769.58                  4,863.30
                   12,095.60             11,400.10                  4,770.41
                   13,241.10             12,479.70                  4,411.68
                   13,302.00             12,537.10                  4,219.33
                   14,424.70             13,595.30                  3,444.66
                   15,760.40             14,854.20                  3,523.54
                   14,061.40             13,252.90                  3,856.16
                   13,552.40             12,773.10                  3,925.19
                   15,009.30             14,146.30                  4,449.59
                   15,503.10             14,611.70                  4,365.50
                   15,162.00             14,290.20                  4,187.82
                   14,114.30             13,302.80                  3,678.58
                   13,287.20             12,523.20                  3,507.16
                   12,573.70             11,850.70                  3,040.01
                   13,120.70             12,366.20                  3,064.93
                   14,107.30             13,296.20                  3,509.35
                   13,651.70             12,866.70                  3,189.30
                   12,444.90             11,729.30                  2,671.99
                   13,408.10             12,637.10                  2,943.20
                   13,362.50             12,594.20                  3,023.55
                   13,073.90             12,322.10                  3,123.33
                   12,435.90             11,720.80                  2,700.43
                   11,312.90             10,662.40                  2,116.06
                   10,174.80              9,589.78                  2,044.11
                   10,592.00              9,982.96                  2,096.24
                   11,472.20             10,812.50                  2,300.62
                   11,737.20             11,062.30                  2,308.21
                   11,713.70             11,040.20                  2,091.70
                   11,629.40             10,960.70                  2,108.64
                   12,342.30             11,632.60                  2,226.09
                   12,879.20             12,138.60                  2,324.93
                   12,863.70             12,124.00                  2,360.50
                   12,236.00             11,532.40                  2,281.19
                   11,500.60             10,839.30                  2,181.50
                   10,948.50             10,319.00                  2,138.96
                   10,220.50              9,632.80                  1,968.70
                   10,251.10              9,661.69                  1,979.92
                   10,848.80             10,225.00                  2,061.89
                   10,271.60              9,681.00                  1,983.95
                   10,487.30              9,884.30                  2,078.79
                   10,356.20              9,760.75                  2,027.02
                    9,901.59              9,332.25                  1,948.98
                    9,993.68              9,419.04                  1,951.52
                   11,072.00             10,435.40                  2,200.92
                   11,519.30             10,857.00                  2,342.00
                   12,644.70             11,917.70                  2,574.09
                   13,777.70             12,985.50                  2,745.27
                   14,124.90             13,312.70                  2,766.68
                   15,226.60             14,351.10                  3,187.22
                   14,934.30             14,075.60                  3,219.41
                   15,905.00             14,990.50                  3,721.64
                   16,579.40             15,626.10                  3,697.82
02/2004            17,584.00             16,572.00                  3,927.82


The graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group. Country indices are based on MSCI market indices, assuming dividends are reinvested. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index. Index performance is from April 30, 1997.

Shares of the Columbia Newport Greater China Fund were offered during a subscription period that began June 20, 1997 and ended July 25, 1997. The subscription proceeds were invested into the fund on July 25, 1997. The fund's performance returns are calculated from its inception date of May 16, 1997.


Average annual total return as of 02/29/04 (%)
-----------------------------------------------------------------------------------------
   Share class                A                   B                  C              Z
=========================================================================================
   Inception              05/16/97            05/16/97           05/16/97       05/16/97
=========================================================================================
   Sales charge       without     with    without    with    without    with     without
=========================================================================================
   6-month
    (cumulative)       27.58      20.25    27.13     22.13    27.08     26.08    27.82
=========================================================================================
   1-year              69.73      59.97    68.38     63.38    68.43     67.43    74.73
=========================================================================================
   5-year              20.33      18.92    19.44     19.24    19.38     19.38    21.22
=========================================================================================
   Life                 8.67       7.72     7.95      7.95     8.17      8.17     9.37
=========================================================================================

Average annual total return as of 12/31/03 (%)
-----------------------------------------------------------------------------------------
   Share class                A                   B                  C              Z
=========================================================================================
   Sales charge       without     with    without    with    without    with     without
=========================================================================================
   6-month
    (cumulative)       27.58      20.25    27.13     22.13    27.08     26.08    35.45
=========================================================================================
   1-year              69.73      59.97    68.38     63.38    68.43     67.43    59.51
=========================================================================================
   5-year              20.33      18.92    19.44     19.24    19.38     19.38    15.89
=========================================================================================
   Life                 8.67       7.72     7.95      7.95     8.17      8.17     7.96
=========================================================================================


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Summary
For the six-month period that
ended February 29, 2004



o The stock markets of Greater China benefited from the region's solid economic growth. The MSCI China Index returned 43.07%. The Hang Seng Stock Index, which measures the performance of the Hong Kong stock market, rose 28.84%.

arrow up
MSCI China Index: +43.07%

arrow up
Hang Seng Index: +28.84%


o GDP growth in China exceeded 9% during the period. The People's Bank of China took steps to avoid an overheated economy. However, continued solid economic growth is on track for 2004.

o GDP growth for Hong Kong and Taiwan was less robust than growth in mainland China, but higher growth is expected in 2004.

The MSCI China Index is an unmanaged broad-based index that tracks the performance of Chinese companies available to the non-domestic investors.

The Hang Seng Stock Index is an unmanaged index that tracks the stock exchange of Hong Kong.

ECONOMIC UPDATE

                                             Columbia Newport Greater China Fund

During the period that began September 1, 2003 and ended February 29, 2004, the economies of the region known as Greater China (People's Republic of China, Hong Kong and Taiwan), participated in a recovery that prevailed around the world. China's economy benefited from a substantial increase in consumer and business spending as well as government spending on infrastructure building. Exporting countries, such as Hong Kong and Taiwan, also benefited from a worldwide increase in demand for manufactured products.

STOCK MARKETS LIFTED BY FAVORABLE ECONOMIC NEWS
Stock market performance reflected the region's solid economic growth. Throughout Greater China, stocks tied to domestic consumption, business expansion and construction spending were market leaders. As a result, the consumer discretionary, technology, industrials, materials and financials sectors made the strongest gains. For the six-month reporting period, the MSCI China Index returned 43.07%.

CHINA LOGS EXTRAORDINARY GROWTH
China's GDP growth exceeded 9% for the second half of 2003 as strong domestic demand and export growth continued to fuel extraordinary growth for the third largest economy in the world. In 2003, merchandise exports reportedly rose by 30%. Imports soared by 40%, driven by demand for raw materials and capital goods needed to maintain a thriving manufacturing sector and a boom in infrastructure development. However, policymakers began to worry that "overinvestment" in public works and land development projects could lead to an overheated economy. Late last year, the People's Bank of China (PBOC) tightened the money supply, which curbed lending and slowed credit growth. As a result, the industrialization of China is expected to continue at a somewhat slower, steadier pace. Yet, estimates for 2004 growth remain very strong from 7.2% to 8.5%.

SOLID GROWTH IN HONG KONG AND TAIWAN PICKS UP
Hong Kong and Taiwan reported GDP growth for the second half of 2003 between 4% and 5%, with estimates for slightly higher growth in 2004. In Hong Kong, unemployment declined and domestic retail sales moved higher as the economy continued to recover. In Taiwan, sustained demand for consumer goods, a recovery in capital goods expenditures, a pickup in construction activity and increased government spending in an election year all contributed to a strengthening economy. Because Taiwan is a major exporter of computer-related goods, it also benefited from the global recovery in the technology sector, especially from increased business spending in the United States and euro zone countries--the 12 European countries that share the euro as a common currency--and the ongoing modernization of mainland China.

Both Hong Kong and Taiwan were beneficiaries of China's strong economy. Hong Kong benefited because many Chinese companies are based in Hong Kong, and their rapid growth contributed to Hong Kong's broad-based economic recovery. Outsourcing is the link between Taiwan's recovery and China. Taiwanese companies have enjoyed lower costs as they have increased the number of manufacturing jobs outsourced to China.

Net asset value per share
as of 02/29/04 ($)


   Class A                     22.68
=====================================
   Class B                     22.26
=====================================
   Class C                     22.57
=====================================
   Class Z                     23.47
=====================================



Distributions declared per share
09/01/03 - 02/29/04 ($)


   Class A                      0.11
=====================================
   Class B                        --
=====================================
   Class C                        --
=====================================
   Class Z                      0.16
=====================================



Holdings discussed in this report
as of 02/29/04 (%)


   Huaneng Power International   4.3
=====================================
   China Unicom                  3.1
=====================================
   China Telecom                 2.8
=====================================
   Chinatrust Financial Holding  3.7
=====================================
   Cathay Financial Holding      2.7
=====================================
   Acer                          1.4
=====================================
   China Mobile                  6.1
=====================================

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

PORTFOLIO MANAGERS' REPORT

                                             Columbia Newport Greater China Fund

For the six-month period ended February 29, 2004, class A shares of Columbia Newport Greater China Fund returned 27.58% without sales charge. The fund trailed the MSCI China Index, which returned 43.07%. The fund's return was much closer to the 28.84% return of the Hang Seng Stock Index. This unmanaged index tracks the performance of Hong Kong stocks, which are not included in the MSCI China Index. We added this secondary benchmark because Hong Kong is part of the fund's investment universe. The fund's return was not as strong as the 30.84% average of its peer group, the Lipper China Region Funds Category.1 The fund's double-digit return was helped by investments in companies that stand to benefit from growing consumerism. Certain of the fund's investments in Hong Kong and Taiwan held back relative performance.

CHINESE HOLDINGS REPOSITIONED

Because China's economy has been extraordinary for several years, the government became concerned that the huge amount of investment going into development projects was putting a strain on resources and was threatening the country's prospects for steady long-term growth. To cool what was becoming an overheated economy, the People's Bank of China instituted policies that tightened the availability of credit. These steps could have a negative impact on stocks. While we believe China's economic growth should be robust by global standards, we expect it to slow in response to this move. Therefore, we made some adjustments to our China position. We trimmed some holdings that had become overvalued and expanded investment in areas that had done poorly for several months.

We added to some long-term investments in the telecommunications sector, an area that has benefited from China's growing consumer society. We increased our commitment to China Unicom, a wireless company, and created a position in China Telecom, a fixed-line telephone company. Both companies have had strong subscriber growth and rising earnings. Both stocks made positive contributions to the fund's performance.

BUILDING UP TAIWAN

Although Taiwan fell behind other Asian markets in 2003, we believe that it has the potential for stronger performance in 2004. Taiwan's economy is improving. The economy could benefit from slightly higher inflation, rising consumer income and consumer spending. Stock valuations are attractive, and earnings projections are robust. Because we expect a pickup in business

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

                                             Columbia Newport Greater China Fund

and consumer loan demand, we favored financial stocks in Taiwan. We added to our position in Chinatrust Financial Holding, which controls Taiwan's largest private sector bank. We also established a position in Cathay Financial Holding, the country's largest insurance company. Both companies helped performance.

We also emphasized information technology stocks. We believe that sector should benefit from an improved global economy and an upturn in Taiwan's exports. We established a position in Acer, a computer manufacturer and the second largest provider of laptops to Europe. The company also has plans to enter the US market. Acer made a positive contribution to the return.

Although we made relatively few changes in Hong Kong, we added to our position in China Mobile, a wireless company with significant business in China. Like other telecommunications companies in the portfolio, China Mobile's business should be enhanced by greater consumer demand in China. The stock was a positive performer during the period.

CAPITALIZING ON A BETTER ECONOMY

We expect relatively strong economic growth in the greater China region and have positioned the portfolio to take advantage of the improving business and consumer trends that are likely to develop in a more robust economic environment.

[photo of Eric Sandlund]

Eric Sandlund has managed Columbia Newport Greater China Fund since March 2004 and has been with the advisor and its predecessors since June 2002.

/s/ Eric Sandlund

International investing offers significant long-term growth potential, but also involves certain risks. These risks include currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. A portfolio of stocks from a single region poses additional risks due to limited diversification.

callout

Although Taiwan fell behind other Asian markets in 2003, we believe that it has the potential for stronger performance in 2004.
5

Financial Statements
February 29, 2004

                                             Columbia Newport Greater China Fund

                                                 A guide to understanding your fund's financial statements

------------------------------------------------------------------------------------------------------------------------------------
                      Investment Portfolio       The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable)
                                                 to demonstrate areas of concentration and diversification.

------------------------------------------------------------------------------------------------------------------------------------
       Statement of Assets and Liabilities       This statement details the fund's assets, liabilities, net assets and share price for each share class. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

------------------------------------------------------------------------------------------------------------------------------------
                   Statement of Operations       This statement details income earned by the fund and the expenses charged to the fund. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

------------------------------------------------------------------------------------------------------------------------------------
        Statement of Changes in Net Assets       This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions
                                                 (e.g., subscriptions, redemptions and dividend reinvestments). The Statement of
                                                 Changes in Net Assets also reconciles changes in the number of shares outstanding.

------------------------------------------------------------------------------------------------------------------------------------
                      Financial Highlights       The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses certain key fund ratios (e.g., fund expenses and net investment income as a percentage of average net assets).

------------------------------------------------------------------------------------------------------------------------------------
             Notes to Financial Statements       These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

INVESTMENT PORTFOLIO
February 29, 2004 (unaudited)


                                             Columbia Newport Greater China Fund

COMMON STOCKS - 95.0%
CONSUMER DISCRETIONARY - 6.5%
                                                                                                          Shares      Value ($)
--------------------------------------------------------------------------------------------------------------------------------
                       Distributors - 3.7%        China Resources Enterprise Ltd.                         652,000       917,166
                                                  Li & Fung Ltd.                                        1,132,000     2,210,426
                                                                                               Distributors Total     3,127,592

                                                  ------------------------------------------------------------------------------
                 Household Durables - 0.6%        Shanghai Forte Land Co., Ltd. (a)                     1,522,000       518,139
                                                                                         Household Durables Total       518,139

                                                  ------------------------------------------------------------------------------
                              Media - 1.3%        Television Broadcasts Ltd.                              230,000     1,122,787
                                                                                                      Media Total     1,122,787

                                                  ------------------------------------------------------------------------------
                   Specialty Retail - 0.9%        Esprit Holdings Ltd.                                    202,000       796,665
                                                                                           Specialty Retail Total       796,665
                                                                                                                  --------------
                                                                                     CONSUMER DISCRETIONARY TOTAL     5,565,183
CONSUMER STAPLES - 0.5%
--------------------------------------------------------------------------------------------------------------------------------
           Food & Staples Retailing - 0.5%        Convenience Retail Asia Ltd.                          1,176,000       404,126
                                                                                   Food & Staples Retailing Total       404,126
                                                                                                                  --------------
                                                                                           CONSUMER STAPLES TOTAL       404,126
ENERGY - 5.4%
--------------------------------------------------------------------------------------------------------------------------------
                          Oil & Gas - 5.4%        CNOOC Ltd.                                              554,500     1,121,936
                                                  PetroChina Co.                                        6,378,000     3,420,795
                                                                                                  Oil & Gas Total     4,542,731
                                                                                                                  --------------
                                                                                                     ENERGY TOTAL     4,542,731
FINANCIALS - 21.3%
--------------------------------------------------------------------------------------------------------------------------------
                   Commercial Banks - 7.8%        Chinatrust Financial Holding Co., Ltd.                2,613,480     3,128,316
                                                  Dah Sing Financial Group                                112,800       873,076
                                                  Guoco Group Ltd.                                         89,000       674,572
                                                  Hang Seng Bank Ltd.                                     112,000     1,589,887
                                                  JCG Holdings Ltd.                                       424,000       367,668
                                                                                           Commercial Banks Total     6,633,519

                                                  ------------------------------------------------------------------------------
     Diversified Financial Services - 2.0%        Aeon Credit Service Co., Ltd.                           524,000       400,529
                                                  Swire Pacific Ltd.                                      185,000     1,307,135
                                                                             Diversified Financial Services Total     1,707,664

                                                  ------------------------------------------------------------------------------
                          Insurance - 2.7%        Cathay Financial Holding Co., Ltd.                    1,143,000     2,251,624
                                                                                                  Insurance Total     2,251,624

                                                  ------------------------------------------------------------------------------
                        Real Estate - 8.8%        Cheung Kong Holdings Ltd.                               114,000     1,087,395
                                                  Henderson Land Development Co., Ltd.                    602,000     3,054,778
                                                  Sun Hung Kai Properties Ltd.                            332,000     3,262,763
                                                                                                Real Estate Total     7,404,936
                                                                                                                  --------------
                                                                                                 FINANCIALS TOTAL    17,997,743
HEALTH CARE - 0.5%
--------------------------------------------------------------------------------------------------------------------------------
   Health Care Equipment & Supplies - 0.5%        Pihsiang Machinery Manufacturing Co., Ltd.              124,950       428,400
                                                                           Health Care Equipment & Supplies Total       428,400
                                                                                                                  --------------
                                                                                                HEALTH CARE TOTAL       428,400



See notes to investment portfolio.

7

February 29, 2004 (unaudited)


                                             Columbia Newport Greater China Fund
COMMON STOCKS - (CONTINUED)
INDUSTRIALS - 21.3%
                                                                                                          Shares      Value ($)
--------------------------------------------------------------------------------------------------------------------------------
               Electrical Equipment - 1.6%        Johnson Electric Holdings Ltd.                          837,500     1,005,964
                                                  Phoenixtec Power Co., Ltd.                              245,220       308,277
                                                                                       Electrical Equipment Total     1,314,241

                                                  ------------------------------------------------------------------------------
          Industrial Conglomerates - 10.6%        China Merchants Holdings International Co., Ltd.      1,982,000     2,877,187
                                                  Golden Meditech Co., Ltd.                               476,000       183,448
                                                  Harbin Brewery Group Ltd.                             3,782,000     1,712,642
                                                  Hutchison Whampoa Ltd.                                  333,200     2,803,705
                                                  People's Food Holdings Ltd.                             953,000       779,906
                                                  Xinao Gas Holdings Ltd. (a)                           1,040,000       571,157
                                                                                   Industrial Conglomerates Total     8,928,045

                                                  ------------------------------------------------------------------------------
                             Marine - 1.9%        Cosco Pacific Ltd.                                    1,066,000     1,629,634
                                                                                                     Marine Total     1,629,634


      Transportation Infrastructure - 7.2%        Anhui Expressway Co., Ltd., Class H                   1,442,000       560,372
                                                  Hainan Meilan Airport Co., Ltd., Class H              1,398,000     1,472,675
                                                  Jiangsu Expressway Co., Ltd., Class H                 2,198,000     1,143,586
                                                  Zhejiang Expressway Co., Ltd., Class H                3,628,000     2,936,256
                                                                              Transportation Infrastructure Total     6,112,889
                                                                                                                  --------------
                                                                                                INDUSTRIALS TOTAL    17,984,809
INFORMATION TECHNOLOGY - 12.1%
--------------------------------------------------------------------------------------------------------------------------------
            Computers & Peripherals - 5.6%        Acer, Inc.                                              764,000     1,206,316
                                                  Ambit Microsystems Corp.                                465,100     1,356,833
                                                  Asustek Computer, Inc.                                  370,125       974,013
                                                  Lite-On Technology Corp.                                985,120     1,214,734
                                                                                    Computers & Peripherals Total     4,751,896

                                                  ------------------------------------------------------------------------------
 Electronic Equipment & Instruments - 1.7%        Hon Hai Precision Industry Co., Ltd.                     41,868       186,360
                                                  Synnex Tech International Corp.                         727,000     1,268,150
                                                                         Electronic Equipment & Instruments Total     1,454,510

                                                  ------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment - 4.8%   Realtek Semiconductor Corp.                             382,800       713,793
                                                  Taiwan Semiconductor Manufacturing Co., Ltd.,
                                                  Class H (a)                                           1,734,296     3,312,114
                                                                   Semiconductors & Semiconductor Equipment Total     4,025,907
                                                                                                                  --------------
                                                                                     INFORMATION TECHNOLOGY TOTAL    10,232,313
MATERIALS - 1.5%
--------------------------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 1.5%        Yanzhou Coal Mining Co., Ltd., Class H                1,126,000     1,294,635
                                                                                            Metals & Mining Total     1,294,635
                                                                                                                  --------------
                                                                                                  MATERIALS TOTAL     1,294,635
TELECOMMUNICATION SERVICES - 13.6%
--------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication Services - 2.8%     China Telecom Corp., Ltd., Class H (a)                6,016,000     2,357,185
                                                                     Diversified Telecommunication Services Total     2,357,185

                                                  ------------------------------------------------------------------------------
Wireless Telecommunication Services - 10.8%       China Mobile Ltd.                                     1,476,500     5,197,207
                                                  China Unicom Ltd. (a)                                 2,056,000     2,641,248
                                                  Taiwan Cellular Corp.                                 1,330,000     1,288,000
                                                                        Wireless Telecommunication Services Total     9,126,455
                                                                                                                  --------------
                                                                                 TELECOMMUNICATION SERVICES TOTAL    11,483,640



See notes to investment portfolio.

8

February 29, 2004 (unaudited)


                                             Columbia Newport Greater China Fund
COMMON STOCKS - (CONTINUED)
UTILITIES - 12.3%
                                                                                                          Shares      Value ($)
--------------------------------------------------------------------------------------------------------------------------------
                 Electric Utilities - 8.8%        Beijing Datang Power Generation Co., Ltd. Class H     4,402,000     3,732,330
                                                  Huaneng Power International, Inc., Class H            1,948,000     3,666,170
                                                                                         Electric Utilities Total     7,398,500

                                                  ------------------------------------------------------------------------------
                      Gas Utilities - 3.5%        Hong Kong & China Gas Co., Ltd.                       1,718,304     2,968,987
                                                                                              Gas Utilities Total     2,968,987
                                                                                                                  --------------
                                                                                                  UTILITIES TOTAL    10,367,487
                                                                                                                  --------------
                                                  TOTAL COMMON STOCKS (COST OF $56,880,340)                          80,301,067

SHORT-TERM OBLIGATION - 4.3%                                                                              Par ($)
--------------------------------------------------------------------------------------------------------------------------------
                                                  Repurchase agreement with State Street
                                                  Bank & Trust Co., dated 02/27/04, due 03/01/04
                                                  at 0.930%, collateralized by a U.S. Treasury
                                                  Bond maturing 11/15/05, market value of
                                                  $3,759,009 (repurchase proceeds $3,680,285)
                                                  (cost of $3,680,000)                                  3,680,000     3,680,000


                                                  Total Investments - 99.3%
                                                  (cost of $60,560,340) (b)                                          83,981,067

                                                  Other Assets & Liabilities, Net - 0.7%                                574,354

                                                  Net Assets - 100.0%                                                84,555,421


NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.



See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2004 (unaudited)


                                             Columbia Newport Greater China Fund

                                                                                                                             ($)
--------------------------------------------------------------------------------------------------------------------------------
                                   Assets:        Investments, at cost                                               60,560,340
                                                  Investments, at value                                              83,981,067
                                                  Cash                                                                      367
                                                  Foreign currency (cost of $54,816)                                     54,651
                                                  Receivable for:
                                                    Fund shares sold                                                    886,539
                                                    Interest                                                                285
                                                  Deferred Trustees' compensation plan                                    4,657
                                                                                                                  --------------
                                                                                                     Total Assets    84,927,566

                                                  ------------------------------------------------------------------------------
                              Liabilities:        Expense reimbursement due to Investment Advisor                         6,433
                                                  Payable for:
                                                    Fund shares repurchased                                             196,064
                                                    Investment advisory fee                                              59,463
                                                    Administration fee                                                       15
                                                    Transfer agent fee                                                   27,425
                                                    Pricing and bookkeeping fees                                          3,079
                                                    Trustees' fees                                                          324
                                                    Registration fee                                                     19,808
                                                    Distribution and service fees                                        27,267
                                                  Deferred Trustees' fees                                                 4,657
                                                  Other liabilities                                                      27,610
                                                                                                                  --------------
                                                                                                Total Liabilities       372,145

                                                                                                       NET ASSETS    84,555,421

                                                  ------------------------------------------------------------------------------
                Composition of Net Assets:        Paid-in capital                                                    97,481,444
                                                  Overdistributed net investment income                               (323,770)
                                                  Accumulated net realized loss                                    (36,022,815)
                                                  Net unrealized appreciation/depreciation on:
                                                    Investments                                                      23,420,727
                                                    Foreign currency translations                                         (165)
                                                                                                                  --------------

                                                                                                        NET ASSETS   84,555,421

                                                  ------------------------------------------------------------------------------
                                  Class A:        Net assets                                                         54,527,764
                                                  Shares outstanding                                                  2,404,217
                                                  Net asset value per share                                            22.68(a)
                                                  Maximum offering price per share ($22.68/0.9425)                     24.06(b)

                                                  ------------------------------------------------------------------------------
                                  Class B:        Net assets                                                         12,013,599
                                                  Shares outstanding                                                    539,729
                                                  Net asset value and offering price per share                         22.26(a)

                                                  ------------------------------------------------------------------------------
                                  Class C:        Net assets                                                         11,041,689
                                                  Shares outstanding                                                    489,123
                                                  Net asset value and offering price per share                         22.57(a)

                                                  ------------------------------------------------------------------------------
                                  Class Z:        Net assets                                                          6,972,369
                                                  Shares outstanding                                                    297,096
                                                  Net asset value, offering and redemption price per share             23.47(c)


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

(c) Redemption price per share is equal to net asset value less any applicable redemption fee.

See notes to financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended February 29, 2004 (unaudited)


                                             Columbia Newport Greater China Fund

                                                                                                                             ($)
-------------------------------------------------------------------------------------------------------------------------------
                        Investment Income:        Dividends                                                             422,941
                                                  Interest                                                               13,264
                                                                                                                  --------------
                                                  Total Investment Income (net of foreign taxes
                                                    withheld of $2,793)                                                 436,205

                                                  ------------------------------------------------------------------------------
                                 Expenses:        Investment advisory fee                                               332,382
                                                  Administration fee                                                     24,036
                                                  Distribution fee:
                                                    Class B                                                              28,572
                                                    Class C                                                              24,878
                                                  Service fee:
                                                    Class A                                                              59,509
                                                    Class B                                                               9,456
                                                    Class C                                                               8,250
                                                  Transfer agent fee                                                     93,086
                                                  Pricing and bookkeeping fees                                           14,644
                                                  Trustees' fee                                                           3,820
                                                  Custody fee                                                            25,335
                                                  Registration fee                                                       45,527
                                                  Other expenses                                                         32,593
                                                                                                                  --------------
                                                   Total Expenses                                                       702,088
                                                  Custody earnings credit                                                 (119)
                                                                                                                  --------------
                                                   Net Expenses                                                         701,969
                                                                                                                  --------------
                                                  Net Investment Loss                                                 (265,764)

                                                  ------------------------------------------------------------------------------
               Net Realized and Unrealized        Net realized gain on:
                Gain (Loss) on Investments          Investments                                                       2,325,098
                     and Foreign Currency:          Foreign currency transactions                                        10,833
                                                                                                                  --------------
                                                    Net realized gain                                                 2,335,931
                                                  Net change in unrealized appreciation/depreciation on:
                                                    Investments                                                      14,154,239
                                                    Foreign currency translations                                       (3,747)
                                                                                                                  --------------
                                                    Net change in unrealized appreciation/depreciation               14,150,492

                                                  Net Gain                                                           16,486,423
                                                                                                                  --------------
                                                  Net Increase in Net Assets from Operations                         16,220,659



See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                             Columbia Newport Greater China Fund

                                                                                                       (unaudited)
                                                                                                        Six Months       Year
                                                                                                           Ended         Ended
                                                                                                       February 29,   August 31,
Increase (Decrease) in Net Assets:                                                                       2004 ($)      2003 ($)
--------------------------------------------------------------------------------------------------------------------------------
                               Operations:        Net investment income (loss)                          (265,764)       342,542
                                                  Net realized gain on investments and foreign
                                                  currency transactions                                 2,335,931     1,801,272
                                                  Net change in unrealized appreciation/depreciation
                                                  on investments and foreign currency translations     14,150,492     8,355,746
                                                                                                     -------------  ------------
                                                      Net Increase from Operations                     16,220,659    10,499,560

                                                  ------------------------------------------------------------------------------
   Distributions Declared to Shareholders:        From net investment income:
                                                    Class A                                             (271,209)     (211,935)
                                                    Class Z                                              (33,006)       (4,185)
                                                      Total Distributions Declared to Shareholders      (304,215)     (216,120)
                                                  ------------------------------------------------------------------------------
                       Share Transactions:        Class A:
                                                    Subscriptions                                       8,897,696    42,825,644
                                                    Distributions reinvested                              202,579       167,826
                                                    Redemptions                                       (8,634,574)  (41,932,214)
                                                    Redemption fees                                           949            --
                                                                                                     -------------  ------------
                                                      Net Increase                                        466,650     1,061,256
                                                  Class B:
                                                    Subscriptions                                       6,049,633     2,556,672
                                                    Redemptions                                       (1,021,466)   (2,218,990)
                                                    Redemption fees                                           171            --
                                                                                                     -------------  ------------
                                                      Net Increase                                      5,028,338       337,682
                                                  Class C:
                                                    Subscriptions                                       7,732,815     4,366,827
                                                    Redemptions                                       (1,656,032)   (3,463,081)
                                                    Redemption fees                                           155            --
                                                                                                     -------------  ------------
                                                      Net Increase                                      6,076,938       903,746
                                                  Class Z:
                                                    Subscriptions                                       4,509,671     5,991,931
                                                    Distributions reinvested                               19,454         2,201
                                                    Redemptions                                         (579,389)   (4,470,220)
                                                    Redemption fees                                           101         5,884
                                                                                                     -------------  ------------
                                                      Net Increase                                      3,949,837     1,529,796

                                                   Net Increase from Share Transactions                15,521,763     3,832,480

                                                      Total Increase in Net Assets                     31,438,207    14,115,920



See notes to financial statements.

                                             Columbia Newport Greater China Fund

                                                                                                       (unaudited)
                                                                                                        Six Months       Year
                                                                                                           Ended         Ended
                                                                                                       February 29,   August 31,
                                                                                                         2004 ($)      2003 ($)
--------------------------------------------------------------------------------------------------------------------------------
                               Net Assets:        Beginning of period                                  53,117,214    39,001,294
                                                  End of period (including (overdistributed)
                                                  undistributed net investment income of
                                                  $(323,770) and $246,209, respectively)               84,555,421    53,117,214

                                                  ------------------------------------------------------------------------------
                        Changes in Shares:        Class A:
                                                  Subscriptions                                           441,602     3,071,717
                                                  Issued for distributions reinvested                      10,373        11,869
                                                  Redemptions                                           (434,595)   (3,019,611)
                                                                                                     -------------  ------------
                                                   Net Increase                                            17,380        63,975
                                                  Class B:
                                                  Subscriptions                                           298,609       181,670
                                                  Redemptions                                            (51,241)     (163,897)
                                                                                                     -------------  ------------
                                                   Net Increase                                           247,368        17,773
                                                  Class C:
                                                  Subscriptions                                           386,786       311,576
                                                  Redemptions                                            (84,320)     (252,340)
                                                                                                     -------------  ------------
                                                   Net Increase                                           302,466        59,236
                                                  Class Z:
                                                  Subscriptions                                           216,260       415,808
                                                  Issued for distributions reinvested                         963           155
                                                  Redemptions                                            (27,974)     (317,706)
                                                                                                     -------------  ------------
                                                   Net Increase                                           189,249        98,257




See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
February 29, 2004 (unaudited)

                                             Columbia Newport Greater China Fund

NOTE 1. ORGANIZATION

Columbia Newport Greater China Fund (the "Fund"), a series of Columbia Funds Trust II (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks long-term growth of capital by investing primarily in equity securities of companies located in the Greater China Region.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Effective October 13, 2003, the Fund changed its name from Liberty Newport Greater China Fund to Columbia Newport Greater China Fund. Also on that date, the Trust changed its name from Liberty Funds Trust II to Columbia Funds Trust II.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Foreign securities are generally valued at the closing price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not readily available, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

February 29, 2004 (unaudited)


                                             Columbia Newport Greater China Fund

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended August 31, 2003 was as follows:

                                              Year Ended
                                            August 31, 2003
                                            ===============
    Ordinary income                            $216,120


Unrealized appreciation and depreciation at February 29, 2004, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of assets and liabilities resulting from changes in exchange rates was:

    Unrealized appreciation                    $26,556,316
    Unrealized depreciation                    (3,135,589)
===========================================================
    Net unrealized appreciation               $23,420,727

February 29, 2004 (unaudited)

                                             Columbia Newport Greater China Fund

The following capital loss carryforwards, determined as of August 31, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

               Year of                Capital Loss
             Expiration               Carryforward
===================================================
                2007                  $32,607,119
                2008                      703,958
                2010                    5,047,669
                                      $38,358,746

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation ("BOA"), see Note 9. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      Average Daily Net Assets          Fee Rate
=================================================
            First $1 billion              0.95%
            Next $500 million             0.90%
            Over $1.5 billion             0.85%

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee at the annual rate of 1.15% of the Fund's average daily net assets.

For the six months ended February 29, 2004, the Fund's annualized effective investment advisory fee rate was 1.00%.

ADMINISTRATION FEES

Columbia provides administrative and other services to the Fund. Effective November 1, 2003, the Board of Trustees approved an administration fee reduction for the Fund. As a result of the fee reduction, Columbia no longer receives fees from the Fund for its administration services.

Prior to November 1, 2003, Columbia was entitled to receive a monthly administration fee at the annual rate of 0.25% of the Fund's average daily net assets.

For the six months ended February 29, 2004, the Fund's annualized effective administration fee rate was 0.07%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the six months ended February 29, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.044%.

TRANSFER AGENT FEES

Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee, in addition to reimbursement for certain out-of-pocket expenses, at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. For the six months ended February 29, 2004, the Fund's annualized effective transfer agent fee rate, exclusive of out-of-pocket fees, was 0.19%.

Underwriting Discounts, Service and Distribution Fees

Columbia Funds Distributor, Inc. (the "Distributor"), an an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as

February 29, 2004 (unaudited)


                                             Columbia Newport Greater China Fund

Liberty Funds Distributor, Inc. For the six months ended February 29, 2004, the Distributor has retained net underwriting discounts of $46,224 on sales of the Fund's Class A shares and received CDSC fees of $23, $4,781 and $2,805 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS AND FEE REIMBURSEMENTS

Columbia has voluntarily agreed to waive fees and reimburse certain expenses to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.90% annually of the Fund's average daily net assets. This arrangement may be revised or discontinued by Columbia at any time.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended February 29, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $21,714,805 and $7,833,043, respectively.

NOTE 6. REDEMPTION FEES

Effective February 10, 2003, the Fund began imposing a 2.00% redemption fee to shareholders of Class Z shares who redeem shares held for 60 days or less. Redemption fees, which are retained by the Fund, are accounted for as an addition to paid in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. Prior to October 9, 2003, redemption fees were recorded as a component of paid in capital on Class Z shares. For the six months ended February 29, 2004, the redemption fees for the Class Z shares of the Fund amounted to $1,376.

NOTE 7. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended February 29, 2004, the Fund did not borrow under these arrangements.

NOTE 8. DISCLOSURE OF SIGNIFICANT RISKS
AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is

February 29, 2004 (unaudited)

                                             Columbia Newport Greater China Fund

typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

GEOGRAPHIC CONCENTRATION

Because the Fund's investments are concentrated in the Greater China Region, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment adviser or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment adviser and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

NOTE 9. SUBSEQUENT EVENT

On April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by BOA. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

FINANCIAL HIGHLIGHTS

                                             Columbia Newport Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

                                              (unaudited)
                                              Six Months
                                                 Ended
                                              February 29,                         Year Ended August 31,
Class A Shares                                    2004        2003 (a)       2002 (a)     2001 (a)      2000 (a)        1999
=================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD               $ 17.88       $ 14.29       $ 14.91       $ 19.98       $ 13.94       $  6.34
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                     (0.06)         0.14          0.10          0.12          0.05          0.10
Net realized and unrealized gain (loss)
on investments and foreign currency                   4.97          3.53         (0.57)        (5.19)         5.99          7.58
                                              ------------  ------------  ------------  ------------  ------------   -----------
Total from Investment Operations                      4.91          3.67         (0.47)        (5.07)         6.04          7.68
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.11)        (0.08)        (0.15)           --            --         (0.08)
---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in-capital                --(b)(c)      --            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $ 22.68       $ 17.88       $ 14.29       $ 14.91       $ 19.98       $ 13.94
Total return (d)                                     27.58%(e)     25.84%(f)    (3.22)%(f)   (25.38)%(f)     43.33%(f)    121.59%(f)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (g)                                1.98%(h)      2.15%         2.15%         2.15%         2.15%         2.15%
Interest expense                                        --            --(i)         --(i)         --            --            --
Expenses (g)                                          1.98%(h)      2.15%         2.15%         2.15%         2.15%         2.15%
Net investment income (loss) (g)                    (0.58)%(h)      0.97%         0.65%         0.68%         0.26%         0.92%
Waiver/reimbursement                                    --          0.37%         0.29%         0.21%         0.10%         0.30%
Portfolio turnover rate                                 12%(e)        33%           16%           14%           28%           20%
Net assets, end of period (000's)                 $ 54,528      $ 42,685      $ 33,201      $ 37,652      $ 64,722      $ 54,623
---------------------------------------------------------------------------------------------------------------------------------


(a) For the years ended August 31, 2003, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP. The previous year was audited by other auditors.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Not annualized.

(f) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Rounds to less than 0.01%.

                                             Columbia Newport Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

                                              (unaudited)
                                              Six Months
                                                 Ended
                                              February 29,                         Year Ended August 31,
Class B Shares                                    2004        2003 (a)       2002 (a)     2001 (a)      2000 (a)        1999
=================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD               $ 17.51       $ 14.02       $ 14.63       $ 19.75       $ 13.88       $  6.34
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                     (0.15)         0.04         (0.02)        (0.01)        (0.09)         0.02
Net realized and unrealized gain (loss)
on investments and foreign currency                   4.90          3.45         (0.55)        (5.11)         5.96          7.52
                                              ------------  ------------  ------------  ------------  ------------   -----------
Total from Investment Operations                      4.75          3.49         (0.57)        (5.12)         5.87          7.54
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              --            --         (0.04)           --            --            --
---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in-capital                --(b)(c)      --            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $ 22.26       $ 17.51       $ 14.02       $ 14.63       $ 19.75       $ 13.88
Total return (d)                                     27.13%(e)     24.89%(f)    (3.93)%(f)   (25.92)%(f)     42.29%(f)    118.93%(f)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (g)                                2.73%(h)      2.90%         2.90%         2.90%         2.90%         2.90%
Interest expense                                        --            --(i)         --(i)         --            --            --
Expenses (g)                                          2.73%(h)      2.90%         2.90%         2.90%         2.90%         2.90%
Net investment income (loss) (g)                    (1.54)%(h)      0.30%       (0.10)%       (0.07)%       (0.49)%         0.17%
Waiver/reimbursement                                    --          0.37%         0.29%         0.21%         0.10%         0.30%
Portfolio turnover rate                                 12%(e)        33%           16%           14%           28%           20%
Net assets, end of period (000's)                 $ 12,014      $  5,121      $  3,850      $  4,151      $  6,335      $  3,423
---------------------------------------------------------------------------------------------------------------------------------


(a) For the years ended August 31, 2003, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP. The previous year was audited by other auditors.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Not annualized.

(f) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Rounds to less than 0.01%.

                                             Columbia Newport Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

                                              (unaudited)
                                              Six Months
                                                 Ended
                                              February 29,                         Year Ended August 31,
Class C Shares                                    2004        2003 (a)       2002 (a)     2001 (a)      2000 (a)        1999
=================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD               $ 17.76       $ 14.22       $ 14.84       $ 20.03       $ 14.10       $  6.32
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                     (0.16)         0.05         (0.02)        (0.01)        (0.09)         0.02
Net realized and unrealized gain (loss)
on investments and foreign currency                   4.97          3.49         (0.56)        (5.18)         6.02          7.76
                                              ------------  ------------  ------------  ------------  ------------   -----------
Total from Investment Operations                      4.81          3.54         (0.58)        (5.19)         5.93          7.78
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              --            --         (0.04)           --            --            --
---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in-capital                --(b)(c)      --            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $ 22.57       $ 17.76       $ 14.22       $ 14.84       $ 20.03       $ 14.10
Total return (d)                                     27.08%(e)     24.89%(f)     (3.94)%(f)   (25.91)%(f)    42.06%(f)    123.10%(f)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (g)                                2.73%(h)      2.90%         2.90%         2.90%         2.90%         2.90%
Interest expense                                        --            --(i)         --(i)         --            --            --
Expenses (g)                                          2.73%(h)      2.90%         2.90%         2.90%         2.90%         2.90%
Net investment income (loss) (g)                    (1.64)%(h)      0.35%       (0.10)%       (0.07)%       (0.49)%         0.17%
Waiver/reimbursement                                    --          0.37%         0.29%         0.21%         0.10%         0.30%
Portfolio turnover rate                                 12%(e)        33%           16%           14%           28%           20%
Net assets, end of period (000's)                 $ 11,042      $  3,316      $  1,812      $  1,352      $  1,296       $   774
---------------------------------------------------------------------------------------------------------------------------------


(a) For the years ended August 31, 2003, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP. The previous year was audited by other auditors.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Not annualized.

(f) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Rounds to less than 0.01%.

                                             Columbia Newport Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

                                              (unaudited)
                                              Six Months
                                                 Ended
                                              February 29,                         Year Ended August 31,
Class Z Shares                                    2004        2003 (a)       2002 (a)     2001 (a)      2000 (a)        1999
=================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD               $ 18.51       $ 14.41       $ 15.05       $ 20.11       $ 14.01       $  6.38
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (loss) (b)                     (0.07)         0.11          0.14          0.16          0.09          0.13
Net realized and unrealized gain (loss)
on investments and foreign currency                   5.19          4.10         (0.59)        (5.22)         6.01          7.61
                                              ------------  ------------  ------------  ------------  ------------   -----------
Total from Investment Operations                      5.12          4.21         (0.45)        (5.06)         6.10          7.74
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.16)        (0.12)        (0.19)        --            --            (0.11)
---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in-capital                --(b)(c)    0.01            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $ 23.47       $ 18.51       $ 14.41       $ 15.05       $ 20.11       $ 14.01
Total return (d)                                     27.82%(e)     29.51%(f)    (3.10)%(f)   (25.16)%(f)     43.54%(f)    121.80%(f)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (g)                                1.73%(h)      1.90%         1.90%         1.90%         1.90%         1.90%
Interest expense                                        --            --(i)         --(i)         --            --            --
Expenses (g)                                          1.73%(h)      1.90%         1.90%         1.90%         1.90%         1.90%
Net investment income (loss) (g)                    (0.71)%(h)      0.70%         0.90%         0.93%         0.51%         1.17%
Waiver/reimbursement                                    --          0.37%         0.29%         0.21%         0.10%         0.30%
Portfolio turnover rate                                 12%(e)        33%           16%           14%           28%           20%
Net assets, end of period (000's)                  $ 6,972       $ 1,996       $   138       $   145       $   164       $   112
---------------------------------------------------------------------------------------------------------------------------------


(a) For the years ended August 31, 2003, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP. The previous year was audited by other auditors.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Not annualized.

(f) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Rounds to less than 0.01%.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                             Columbia Newport Greater China Fund

TRANSFER AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02111




The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Newport Greater China Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Columbia Funds

                                             Columbia Newport Greater China Fund

                                            ------------------------------------
                          Large Growth      Columbia Common Stock
                                            Columbia Growth
                                            Columbia Growth Stock
                                            Columbia Large Cap Growth
                                            Columbia Tax-Managed Growth
                                            Columbia Tax-Managed Growth II
                                            Columbia Young Investor
                                            ------------------------------------
                           Large Value      Columbia Disciplined Value
                                            Columbia Growth & Income
                                            Columbia Large Cap Core
                                            Columbia Tax-Managed Value
                                            ------------------------------------
                         Midcap Growth      Columbia Acorn Select
                                            Columbia Mid Cap Growth
                                            Columbia Tax-Managed Aggressive
                                              Growth
                                            ------------------------------------
                          Midcap Value      Columbia Dividend Income
                                            Columbia Mid Cap
                                            Columbia Strategic Investor
                                            ------------------------------------
                          Small Growth      Columbia Acorn
                                            Columbia Acorn USA
                                            Columbia Small Company Equity
                                            ------------------------------------
                           Small Value      Columbia Small Cap
                                            Columbia Small Cap Value
                                            ------------------------------------
                              Balanced      Columbia Asset Allocation
                                            Columbia Balanced
                                            Columbia Liberty Fund
                                            ------------------------------------
                             Specialty      Columbia Real Estate Equity
                                            Columbia Technology
                                            Columbia Utilities
                                            ------------------------------------
                  Taxable Fixed-Income      Columbia Contrarian Income
                                            Columbia Corporate Bond
                                            Columbia Federal Securities
                                            Columbia Fixed Income Securities
                                            Columbia High Yield
                                            Columbia High Yield Opportunities
                                            Columbia Income
                                            Columbia Intermediate Bond
                                            Columbia Intermediate Government
                                              Income
                                            Columbia Quality Plus Bond
                                            Columbia Short Term Bond
                                            Columbia Strategic Income
                                            ------------------------------------
                         Floating Rate      Columbia Floating Rate
                                            Columbia Floating Rate Advantage
                                            ------------------------------------
                            Tax Exempt      Columbia High Yield Municipal
                                            Columbia Intermediate Tax-Exempt
                                              Bond
                                            Columbia Managed Municipals
                                            Columbia National Municipal Bond
                                            Columbia Tax-Exempt
                                            Columbia Tax-Exempt Insured

                                             Columbia Newport Greater China Fund

                                            ------------------------------------
               Single State Tax Exempt      Columbia California Tax-Exempt
                                            Columbia Connecticut Intermediate
                                              Municipal Bond
                                            Columbia Connecticut Tax-Exempt
                                            Columbia Florida Intermediate
                                              Municipal Bond
                                            Columbia Massachusetts Intermediate
                                              Municipal Bond
                                            Columbia Massachusetts Tax-Exempt
                                            Columbia New Jersey Intermediate
                                              Municipal Bond
                                            Columbia New York Intermediate
                                              Municipal Bond
                                            Columbia New York Tax-Exempt
                                            Columbia Oregon Municipal Bond
                                            Columbia Pennsylvania Intermediate
                                              Municipal Bond
                                            Columbia Rhode Island Intermediate
                                              Municipal Bond
                                            ------------------------------------
                          Money Market      Columbia Money Market
                                            Columbia Municipal Money Market
                                            ------------------------------------
                  International/Global      Columbia Acorn International
                                            Columbia Acorn International Select
                                            Columbia Europe
                                            Columbia Global Equity
                                            Columbia International Stock
                                            Columbia Newport Asia Pacific
                                            Columbia Newport Greater China
                                            Columbia Newport Tiger
                                            ------------------------------------
                           Index Funds      Columbia Large Company Index
                                            Columbia Small Company Index
                                            Columbia U.S. Treasury Index

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.


For complete product information on any Columbia fund, visit our website at www.columbiafunds.com. Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

[ART]:
eDelivery

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Newport Greater China Fund  SEMIANNUAL REPORT, FEBRUARY 29, 2004



                                                     PRSRT STD
                                                   U.S. POSTAGE
                                                       PAID
                                                   HOLLISTON, MA
                                                   PERMIT NO. 20

[LOGO]:
COLUMBIA FUNDS

A MEMBER OF COLUMBIA MANAGEMENT GROUP

[C] 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611

                                                736-03/323R-0204 (04/04) 04/0798

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not filed Schedule 14A subsequent to the effective date of that Schedule's Item 7(d)(2)(ii)(G). However, it is the registrant's policy to consider candidates for the Board of Trustees/Directors who are recommend by shareholders. A Fund shareholder who wishes to nominate a candidate to the Board may send information regarding prospective candidates to the Fund's Governance Committee, care of the Fund's Secretary. The information should include evidence of the shareholder's Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the independent trustees/directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to an independent trustee/director for consideration.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer, based on his evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                   Columbia Funds Trust II
            ------------------------------------------------------------------


By (Signature and Title)  /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                         J. Kevin Connaughton, President and Treasurer

Date                             May 6, 2004
    --------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                         J. Kevin Connaughton, President and Treasurer

Date                             May 6, 2004
    --------------------------------------------------------------------------